Exhibit 99.4

                                 WAIVER NO. 2 TO

                         (1998 NON-REFINANCED D&O LOANS)


     WAIVER NO. 2, dated as of September 8, 2002 (this "Waiver"), to the Guaranty dated as of August 21, 1998 (as heretofore amended, the "Conseco Guaranty") between Conseco, Inc., an Indiana corporation ("Conseco"), and Bank of America, N.A., as Administrative Agent (the "Agent"), and to the Agreement, dated as of September 22, 2000, Re 1998 D&O Loans (the "Agreement") among Conseco, various financial institutions signatory thereto, and the Agent, entered into in connection with the Credit Agreement dated as of August 21, 1998 (as heretofore amended, the "Credit Agreement") among the borrowers party thereto (the "Borrowers"), the various financial institutions signatory thereto (the "Banks") and the Agent.

                              W I T N E S S E T H :

     WHEREAS, Conseco has asked the Agent and the Banks, and the Agent and the Banks party hereto are willing, on the terms and conditions set forth below and for a limited period only, to waive compliance with certain provisions of, and to waive certain defaults under, the Conseco Guaranty and the Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Conseco Guaranty has the meaning assigned to such term in the Conseco Guaranty (including by reference to the Credit Agreement).

     SECTION 2 . Waivers. (a) Debt to Total Capitalization Ratio. The Agent and the Banks party hereto hereby agree to waive compliance by Conseco, on an interim basis until Waiver Termination (as defined below) only, with the requirements set forth in Section 4.13 of the Appendix (incorporated by reference into the Conseco Guaranty and into the Agreement) that the Debt to Total Capitalization Ratio (i) as of June 30, 2002 not be greater than 0.400:1.0 and (ii) as of September 30, 2002 not be greater than 0.375:1.0, and waive any default that may have occurred or may occur solely as a result of such noncompliance.

     (b) Cross-Default. The Agent and the Banks party hereto hereby agree to waive, on an interim basis until Waiver Termination only, any default that may occur pursuant to Section 5.01(e) of the Appendix (incorporated by reference into the Conseco Guaranty and into the Agreement) solely as a result of the failure by Conseco or CIHC, Incorporated ("CIHC") (as guarantor of Conseco's obligations with respect to the New Notes (as defined in Schedule I)) to make the interest payment in respect of any Indebtedness set forth on Schedule I hereto on the payment date set forth with respect to such Indebtedness on such Schedule or within any applicable grace or notice period (and any cross-default under any other Indebtedness solely as a result of such failure).

     (c) Period of Effectiveness. Each of the foregoing waivers shall be effective solely during the period commencing on the effectiveness of such waiver, determined in accordance with Section 7 hereto, and ending at Waiver Termination, at which time the foregoing waivers shall terminate and be of no further force or effect. "Waiver Termination" means the earliest to occur of:

     (i) 12:01 A.M. (New York time) on October 17, 2002;

     (ii) the commencement by any holder of Indebtedness or other obligations (including, without limitation, any Indebtedness or other obligations pursuant to any agreement or instrument listed on Schedule I, II or III hereto or any guaranty thereof) of Conseco, any of its Subsidiaries or any special purpose entity established in connection with the transactions contemplated by any of the agreements referred to in Schedule II hereto (each, an "SPE") (or any indenture trustee or agent therefor) of the exercise of any remedy (including, without limitation, acceleration or the making of a demand under any guaranty entered into in connection therewith) or the taking of any other action in furtherance of collection or enforcement of any claim or Lien against Conseco, any of its Subsidiaries or any SPE or any of their respective assets; provided that, (A) solely in the case of agreements or instruments listed in Schedule II, the foregoing shall result in Waiver Termination only if Conseco fails to receive by the close of business on the second Business Day after occurrence of such event a written notification from the Required Banks stating that the waivers granted in this Section 2 will not terminate as a result of such event and (B) in the case of Indebtedness or other obligations arising under agreements or instruments not listed on Schedule I, II or III hereto, the foregoing shall result in Waiver Termination only if the aggregate principal amount of Indebtedness or other obligations outstanding under such agreements or instruments (including committed or available amounts thereunder) exceeds $10,000,000;

     (iii) the making by Conseco or any of its Subsidiaries (other than Conseco Finance or any of its Subsidiaries), directly or indirectly, of any Investment in Conseco Finance or any of its Subsidiaries after the date hereof (other than Investments in an aggregate amount not exceeding $6,000,000 in respect of products and services provided in the ordinary course of business and consistent with past practices), unless, at least five Business Days prior to making such Investment, Conseco shall have delivered written notification thereof to the Agent setting forth the name of the entity making such Investment, the date on which such Investment is to be made, the amount and form of such Investment and, in reasonable detail, the reasons for making such Investment; and

     (iv) receipt by Conseco of a written notice from the Required Banks advising Conseco that they have determined (in their sole discretion) to terminate the waivers granted in this Section 2.

     (d) Limited Effect. Except as provided in subsections (a) and (b) above, this Section 2 shall not operate as a waiver of any right, remedy, power or privilege of the Banks under the Conseco Guaranty or the Agreement or of any other term or condition of the Conseco Guaranty or the Agreement. Without limiting the generality of the foregoing, upon Waiver Termination, the Banks or the Agent may proceed to exercise any and all of their respective rights and remedies, including, without limitation, their rights and remedies in connection with any default referred to in this Section 2.

     SECTION 3 . Waiver Consideration. Conseco and CIHC each acknowledges and agrees that, if the waivers requested hereunder were not granted, the Agent would be entitled to make a demand under Section 3.2 of the Credit Agreement upon each Borrower (which demand, if made, would result in interest accruing on Loans outstanding under the Credit Agreement at the default interest rate from time to time in effect as determined pursuant to Section 3.2 of the Credit Agreement (the "Default Rate")). As consideration for the waivers granted hereunder and in light of the right of the Agent to make such demand in the absence of such waivers, Conseco and CIHC agree jointly and severally to pay, and shall pay, to the Agent, for the pro rata benefit of the Banks, in immediately available funds, on the next Interest Payment Date and, thereafter, on the last Business Day of each calendar month (commencing November 2002) (each such date, a "Payment Date"), an amount (the "Waiver Consideration") equal to the difference between (i) the amount of interest that would have accrued on the Loans outstanding under the Credit Agreement during the period commencing (x) in the case of the first such payment, on the date hereof and (y) in the case of all subsequent payments, on the previous Payment Date, and in each case ending on the next Payment Date, if such interest was accruing at and was calculated at the Default Rate and (ii) the amount of interest actually accrued on the Loans outstanding under the Credit Agreement during the period set forth in clause
(i). Any amount of the Waiver Consideration not paid when due shall accrue interest, which interest shall compound on each Payment Date, until paid at the Default Rate (computed for the actual number of days elapsed on the basis of a 360-day year). Conseco and CIHC each agrees that (i) nothing contained herein shall limit the right, if any, of the Agent or the Banks to make a demand upon or exercise other remedies against any Borrower under Section 3.2 of the Credit Agreement or otherwise and (ii) Conseco's and CIHC's obligations under this
Section 3 do not in any way limit their obligations under the Conseco Guaranty or the CIHC Guaranty and Subordination Agreement dated September 22, 2000 between CIHC, Conseco and the Agent, as applicable, and shall survive the termination of this Waiver.

     SECTION 4 . Representations Correct; No Default. Conseco represents and warrants that, except as expressly waived hereby, on and as of the date hereof
(i) the representations and warranties contained in the Conseco Guaranty are true as though made on and as of the date hereof (except to the extent a representation or warranty references a specific date, in which case, such representation or warranty is true as of such date) and (ii) no default has occurred and is continuing.

     SECTION 5 . Governing Law. This Waiver shall be governed by and construed in accordance with the laws of Illinois.

     SECTION 6 . Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7 . Effectiveness. This Waiver shall become effective (and shall be binding on all Banks) (i) as of the date hereof with respect to the waivers provided in Sections 2(a)(ii) and 2(b) hereof and (ii) as of June 30, 2002 with respect to the waiver provided in Section 2(a)(i) hereof, in each case when the following conditions are satisfied:

     (i) the Agent shall have received from each of Conseco, CIHC and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

     (ii) the requisite lenders under each of (a) the Agreement dated September 22, 2000, Re: 1997 D&O Loans, (b) the Agreement dated September 22, 2000, Re:
1999 D&O Loans, and (c) the Revolving Credit Agreement, shall have granted waivers thereunder on terms substantially similar to those contained herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

                                      CONSECO, INC.



                                      By:/s/ David K. Herzog
                                         ---------------------------------------
                                         Name:  David K. Herzog
                                         Title: Executive Vice President,
                                                General Counsel

                                      BANK OF AMERICA, N.A., as
                                         Administrative Agent and as a Bank



                                      By:/s/ Bridget A. Garavalia
                                         ---------------------------------------
                                         Name:  Bridget A. Garavalia
                                         Title: Managing Director

                                      JPMORGAN CHASE BANK



                                      By:/s/ Helen L. Newcomb
                                         ---------------------------------------
                                         Name:  Helen L. Newcomb
                                         Title: Vice President

                                      DEUTSCHE BANK AG, New York
                                         and/or Cayman Island Branches



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      THE BANK OF NEW YORK



                                      By:/s/ Stephen C. Brennan
                                         ---------------------------------------
                                         Name:  Stephen C. Brennan
                                         Title: Vice President

                                      Acknowledged and agreed by:

                                      CIHC, INCORPORATED

                                      By: /s/ Gary C. Wendt
                                         ------------------------
                                         Name:  Gary C. Wendt
                                         Title: Chief Executive Officer

                                                                    SCHEDULE I

                                  Indebtedness
------------------------------------------------------------------------------------- -------------------------------
Indenture                                                                             Interest Payment Date
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 8.75% Senior Notes due February 2004 issued pursuant to the Senior Indenture    August 9, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 8.75% Guaranteed Senior Notes due August 2006 issued pursuant to the First      August 9, 2002
Senior Indenture dated April 24, 2002 (the "New 8.75% Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 6.4% Senior Notes due February 2003 issued pursuant to the Senior Indenture     August 12, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 6.4% Guaranteed Senior Notes due February 2004 issued pursuant to the First     August 12, 2002
Senior Indenture dated April 24, 2002 (the "New 6.4% Notes", and together with the New 8.75% Notes, the "New Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.125% Senior Notes due February 2003 issued pursuant to the Senior Indenture dated   August 15, 2002
February 18, 1993
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
6.75% FELINE PRIDES due February 2003                                                 August 16, 2002
------------------------------------------------------------------------------------- -------------------------------


                                                                    SCHEDULE II

                                 CFC Facilities

1. Third Amended and Restated Master Repurchase Agreement between Merrill Lynch Mortgage Capital Inc. and Green Tree Finance Corp. - Three dated April 5, 2001, and related documents entered into in connection therewith.

2. Second Amended and Restated Master Repurchase Agreement between Lehman Commercial Paper Inc. and Green Tree Finance Corp. - Five dated January 30, 2002, and related documents entered into in connection therewith.

3. Asset Assignment Agreement by and between Lehman Commercial Paper Inc. and Green Tree Residual Finance Corp. I dated February 13, 1998, and related documents entered into in connection therewith.

4. Master Repurchase Agreement between Green Tree Residual Finance Corp I and Lehman Brothers Inc., and related documents entered into in connection therewith.

5. Master Repurchase Agreement between Credit Suisse First Boston Mortgage Capital LLC and Green Tree Financial Corp. dated March 26, 1999, and related documents entered into in connection therewith.

6. Master Repurchase Agreement between Deutsche Banc Sharps Pixley Inc., Aspen Funding Corp. and Conseco Financing SP Corp. - Seven dated May 4, 2001, and related documents entered into in connection therewith.

7. Credit Agreement between Conseco Finance Corp. and U.S. Bank National Association dated as of December 27, 2000, and related documents entered into in connection therewith.

                                                                   SCHEDULE III

                       Indebtedness (with cross-defaults)

1. 10.5% Senior Notes due December 2004 issued pursuant to the First Supplemental Indenture dated August 31, 1995 (to the Indenture dated December 15, 1994).

2. "Old" 10.75% Senior Notes due June 2008 issued pursuant to the First Senior Supplemental Indenture dated June 29, 2001 (to the Senior Indenture dated November 13, 1997).

3. "New" 10.75% Guaranteed Notes due June 2009 issued pursuant to the First Senior Supplemental Indenture dated April 24, 2002 (to the Second Senior Indenture dated April 24, 2002).